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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported): December 5, 2000


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   4400 Post Oak Parkway, Suite 1170, Houston, Texas               77027
   -------------------------------------------------              ----------
   (Address of Principal Executive Offices)                       (Zip Code)


                                   (713)963-9522
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                     (Exhibit Index Located on Page 3)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)     Exhibits.

Exhibit number     Description
--------------     -----------

99.1 Contract coverage report for 2001 and other information as of December 4, 2000


ITEM 9.  REGULATION FD DISCLOSURE

     The Registrant hereby incorporates by reference into this Item 9 the summary report of 2001 contract coverage together with other information, as of December 4, 2000, attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

Forward-Looking Statements

     This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which involve known and unknown risk, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: prices of oil and gas and their effect on industry conditions; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delay or cost overruns on construction projects; and other material factors that are described from time to time in the Company's filings with the SEC. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GulfMark Offshore, Inc.


Date: December 5, 2000                  By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Executive Vice President and
                                            Chief Financial Officer


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                               EXHIBIT INDEX

Exhibit No.                   Description
-----------       ----------------------------------------
99.1              Contract coverage report for 2001 and other information as of December 4, 2000













































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